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                                                                  EXECUTION COPY







                          DLJ MORTGAGE ACCEPTANCE CORP.


                                   Depositor,


                                       and


                       THE FIRST NATIONAL BANK OF CHICAGO,


                                     Trustee


                                 TRUST AGREEMENT


                              Dated April 30, 1999


                      Class A-1 Principal Only Certificates


                                  Series 1999-A



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                                TABLE OF CONTENTS

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ARTICLE I

         DEFINITIONS..............................................................................................1
         Section 1.01.     Defined Terms..........................................................................1

ARTICLE II
         CONVEYANCE OF THE UNDERLYING CERTIFICATES; ORIGINAL
         ISSUANCE OF CERTIFICATES.................................................................................9
         Section 2.01.     Conveyance of the Underlying Certificates..............................................9
         Section 2.02.     Issuance of Certificates Evidencing Interests in the Trust Fund.......................12
         Section 2.03.     Representations, Warranties and Covenants of the Depositor and the
                           Trustee...............................................................................12

ARTICLE III

         ADMINISTRATION OF THE UNDERLYING CERTIFICATES;
         PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS..............................................................14
         Section 3.01.     Administration of the Trust Fund and the Underlying Certificates......................14
         Section 3.02.     Collection of Monies..................................................................14
         Section 3.03.     Establishment of Certificate Account; Deposits in Certificate Account.................15
         Section 3.04.     Permitted Withdrawals From the Certificate Account....................................15
         Section 3.05.     Payments..............................................................................16
         Section 3.06.     Statements to Certificateholders......................................................17
         Section 3.07.     Access to Certain Documentation and Information.......................................19
         Section 3.08.     Allocation of Underlying Certificate Realized Losses..................................19

ARTICLE IV

         THE CERTIFICATES........................................................................................19
         Section 4.01.     The Certificates......................................................................19
         Section 4.02.     Registration of Transfer and Exchange of Certificates.................................21
         Section 4.03.     Mutilated, Destroyed, Lost or Stolen Certificates.....................................22
         Section 4.04.     Persons Deemed Owners.................................................................22
         Section 4.05.     Appointment of Paying Agent...........................................................22


ARTICLE V

         THE TRUSTEE.............................................................................................23



                                       (i)


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
         Section 5.01.     Duties of Trustee.....................................................................23
         Section 5.02.     Certain Matters Affecting the Trustee.................................................24
         Section 5.03.     Trustee Not Liable for Certificates or Underlying Certificates........................25
         Section 5.04.     Trustee May Own Certificates..........................................................25
         Section 5.05.     Trustee's Fees; Indemnification.......................................................25
         Section 5.06.     Eligibility Requirements for Trustee..................................................26
         Section 5.07.     Resignation and Removal of the Trustee................................................26
         Section 5.08.     Successor Trustee.....................................................................27
         Section 5.09.     Merger or Consolidation of Trustee....................................................27
         Section 5.10.     Appointment of Co-Trustee or Separate Trustee.........................................28
         Section 5.11.     Appointment of Office or Agency.......................................................29
         Section 5.12.     Trustee Fee Account...................................................................29
         Section 5.13.     Compliance with Withholding Requirements..............................................30
         Section 5.14.     Grantor Trust Reporting...............................................................30
         Section 5.15.     1934 Act Reports......................................................................30

ARTICLE VI

         TERMINATION.............................................................................................31
         Section 6.01.     Termination...........................................................................31

ARTICLE VII

         THE DEPOSITOR...........................................................................................33
         Section 7.01.     Liability of the Depositor............................................................33
         Section 7.02.     Merger, Consolidation or Conversion of the Depositor..................................33
         Section 7.03.     Limitation on Liability of the Depositor..............................................33

ARTICLE VIII

         [intentionally omitted].................................................................................34

ARTICLE IX

         MISCELLANEOUS PROVISIONS................................................................................34
         Section 9.01.     Amendment.............................................................................34
         Section 9.02.     Counterparts..........................................................................35
         Section 9.03.     Limitation on Rights of Certificateholders............................................36
         Section 9.04.     Governing Law.........................................................................36
         Section 9.05.     Notices...............................................................................37
         Section 9.06.     Notices to Rating Agency..............................................................37
         Section 9.07.     Severability of Provisions............................................................37
         Section 9.08.     Successors and Assigns................................................................38
         Section 9.09.     Article and Section Headings..........................................................38


                                      (ii)


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                                      (iii)


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                                    Exhibits
                                    --------

Exhibit A         Form of Certificate
Exhibit B         Underlying Certificate Schedule


                                      (iv)


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         TRUST AGREEMENT, dated April 30, 1999, between DLJ Mortgage Acceptance
Corp., as depositor (the "Depositor"), and The First National Bank of Chicago, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

         The Depositor intends to sell Certificates, Series 1999-A (the "Certificates"), to be issued hereunder in a single class which Certificates in the aggregate will evidence the entire beneficial ownership interest in the Underlying Certificates (as defined herein). The Trust Fund is intended to qualify as an "investment trust" within the meaning of Treasury Regulation 'SS'301.7701-4(c), and it is neither the purpose nor the intent of the parties hereto to create a partnership, joint venture, or association taxable as a corporation between or among any or all of the Certificateholders, the Trustee and/or the Depositor. In furtherance of the foregoing, the purpose of the Trust Fund shall be to protect and conserve the assets of the Trust Fund, and the Trust Fund shall not at any time engage in or carry on any kind of business or any kind of commercial or investment activity. In no event shall the Trustee or any other person have any power to vary the investment of the Certificateholders in the Certificates or to substitute new investments or reinvest so as to enable the Trust Fund to take advantage of variations in the market to improve the investment of the Certificateholders in the Certificates.

         In consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01.     Defined Terms.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Aggregate Underlying Principal Balance: As of any date of determination, the aggregate Underlying Principal Balance of all of the Underlying Certificates as of such date.

         Agreement:  This Trust Agreement and all amendments hereof.

         Anticipated Termination Date: Any Distribution Date on which the Trustee anticipates that the Trust Fund will be terminated pursuant to Section 6.01.

         Available Funds: For any Distribution Date, the aggregate amount on deposit in the Certificate Account as of the close of business on the Business Day immediately preceding such Distribution Date, net of any portion thereof which represents amounts payable pursuant to clause (ii), (iii), (iv) or (v) of
Section 3.04.


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         Book-entry Certificates:  The Certificates referred to collectively.

         Business Day: Any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York, or such other state or states in which the Certificate Account, the Trustee Fee Account or any other account relating to the Underlying Certificates is located are required or authorized by law or executive order to be closed.

         Certificate: Any one of the Certificates, Series 1999-A, executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, evidencing an interest in the Trust Fund.

         Certificate Account: The trust account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Trustee pursuant to
Section 3.03. Funds deposited in the Trust Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth herein.

         Certificate Owner: Any Person who is the beneficial owner of a Book-Entry Certificate registered in the name of the Depository or its nominee.

         Certificate Principal Balance: With respect to any Certificate and any Distribution Date, an amount equal to the Percentage Interest evidenced thereby multiplied by the Aggregate Underlying Principal Balance.

         Certificate Registrar and Certificate Register: Shall each have the meanings provided in Section 4.02.

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that solely for the purpose of giving any consent or exercising any Voting Rights pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee or any of their respective affiliates shall be deemed not to be an Outstanding Certificate or counted in any way.

         Closing Date:  April 30, 1999

         Code:  The Internal Revenue Code of 1986, as amended.

         Corporate Trust Office: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at One First National Plaza, Chicago, Illinois 60670-0126, Attention: Global Corporate Trust Services; and for the purposes of Section 5.11, its address is 14 Wall Street, 8th Floor, New York, New York 10005.

         Definitive Certificates: The Certificates referred to in Section
4.01(c).


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         Depositor: DLJ Mortgage Acceptance Corp., a Delaware corporation, or its successor in interest.

         Depository: The Depository Trust Company, the nominee of which is Cede & Co.

         Depository Agreement:  The agreement referred to in Section 4.01(b).

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Distribution Date: The third Business Day following the latest Underlying Remittance Date of each calendar month. The first Distribution Date will be May 28, 1999.

         DLJSC: Donaldson, Lufkin & Jenrette Securities Corporation, a Delaware corporation, or its successor in interest.

         Eligible Account: An account that is any of the following: (i) maintained with a depository institution the short-term deposits of which have been rated not lower than "F-1" by the Rating Agency and the long-term deposits of which have been rated not lower than "AA" by the Rating Agency, (ii) an account or accounts the deposits in which such accounts are fully insured to the limits established by the FDIC, provided that any such deposits not so insured shall, to the extent acceptable to the Rating Agency, as evidenced in writing, be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agency) the Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to all claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained in the corporate trust department of the Trustee, or (iv) an account or accounts of a depository institution acceptable to the Rating Agency, (as evidenced in writing that use of any such account as the Certificate Account or the Trustee Fee Account will not have an adverse effect on the then current ratings assigned to the Certificates by the Rating Agency).

         Fair Market Value: With respect to any Underlying Certificate as of any date of determination, the fair market value of such Underlying Certificate as determined by taking the average of three estimates of such value of such Underlying Certificate as provided by three Independent experts who regularly buy and sell, or make a market in, mortgage securities. One expert shall be selected by the Trustee, and the other two experts shall be selected by the expert selected by the Trustee.

         FDIC:  The Federal Deposit Insurance Corporation or any successor.


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         Final Distribution Date: The Distribution Date set forth in the notice delivered by the Trustee of the final distribution in respect of the Certificates pursuant to Section 6.01.

         Holder:  See definition of Certificateholder.

         Independent: When used with respect to any specified Person, such a Person who (i) is in fact independent of the Depositor and the Trustee, (ii) does not have any direct financial interest in the Depositor or in the Trustee or in any of their respective affiliates, and (iii) is not connected with the Depositor or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Indirect Participant: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

         Notice of Final Distribution: With respect to any Underlying Certificate, the notice to be provided pursuant to the related Pooling and Servicing Agreement to the effect that final distribution on such Underlying Certificate shall be made only upon presentation and surrender thereof.

         Notice of Termination: Shall have the meaning provided in Section 6.01(b).

         Officers' Certificate: As required by this Agreement, a certificate signed by (i) with respect to the Depositor, the Chairman of the Board, the President or a Vice President or Assistant Vice President and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or (ii) with respect to the Trustee, a Responsible Officer.

         Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, which opinion is reasonably acceptable to the Trustee; except that any opinion of counsel relating to the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account must be an opinion of Independent counsel. No opinion of counsel shall be deemed unacceptable by the Trustee merely because such opinion is an opinion of counsel who is an employee of the Person on whose behalf such opinion is rendered unless such opinion of counsel is required to be an opinion of Independent counsel. Except as otherwise specifically set forth herein, no opinion of counsel shall be an expense of the Trustee.

         Outstanding Certificates: As of any date of determination, subject to the definition of Certificateholder, all Certificates theretofore executed and delivered under this Agreement except:

         (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and


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         (ii) Certificates in exchange for which or in lieu of which other
Certificates have been executed and delivered pursuant to this Agreement unless proof satisfactory to the Trustee is presented that any such Certificates are held by a holder in due course.

         Ownership Interest: As to any Certificate or Underlying Certificate, any ownership or security interest in such Certificate or Underlying Certificate, respectively, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Paying Agent: The Trustee or any paying agent appointed by the Trustee as provided in Section 4.05.

         Percentage Interest: With respect to any Certificate, the undivided percentage ownership interest evidenced by such Certificate in the Trust Fund, as stated on the face of such Certificate.

         Permitted Investments:  One or more of the following:

         (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

         (ii) repurchase obligations (the collateral for which is held by a third party or the Trustee) with respect to any security described in clause (i) above, provided that the short-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by the Rating Agency in its highest short-term rating category available;

         (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by the Rating Agency in its highest short-term rating category available;

         (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

         (v) a money market fund or mutual fund rated by the Rating Agency in its highest long-term rating available; and


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         (vi) other obligations or securities that are acceptable to the Rating
Agency as a Permitted Investment hereunder and will not reduce the rating assigned to the Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing; provided, however, that such investment will not qualify as a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

References herein to the highest rating category available on unsecured long-term debt shall mean "AAA" in the case of Standard & Poor's Ratings Group, Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co. and "Aaa" in the case of Moody's Investors Service, Inc., and references herein to the highest rating category available on unsecured commercial paper and short-term debt obligations shall mean "A-1" in the case of Standard & Poor's Ratings Group, "P-1" in the case of Moody's Investors Service, Inc. and either "A-1" by Standard & Poor's Ratings Group, "P-1" by Moody's Investors Service, Inc. or "F-1" by Fitch IBCA, Inc. in the case of Fitch IBCA, Inc. and either "A-1" by Standard & Poor's Ratings Group, "P-1" by Moody's Investors Service, Inc. or "D-1" by Duff & Phelps Credit Rating Co. in the case of Duff & Phelps Credit Rating Co.

         Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pooling and Servicing Agreement: With respect to any Underlying Certificate, the pooling and servicing agreement or other governing agreement, together with all exhibits thereto, pursuant to which such Underlying Certificate was issued.

         Rating Agency: Fitch IBCA, Inc. or its successor in interest. If such agency and its successor are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person as is designated by the Depositor, notice of which designation shall be given to the Trustee.

         Record Date: With respect to any Distribution Date, the last Business Day of the month preceding the month in which the related Distribution Date occurs.

         Responsible Officer: When used with respect to the Trustee, any officer in the corporate trust department of the Trustee, including any Vice President, any Assistant Vice President, any Assistant Treasurer, any Trust Officer or any other officer of the Trustee customarily performing functions substantially similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred and who shall have direct responsibility for the administration of this Agreement.


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         Single Certificate: A Certificate in a Percentage Interest equivalent to an initial Certificate Principal Balance of $1,000.

         Termination Date: The Distribution Date on which the Trust Fund is terminated pursuant to Section 6.01.

         Termination Price:  Shall have the meaning provided in Section 6.01(a).

         Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transferee: Any Person who is acquiring or taking an assignment by Transfer any Ownership Interest in a Certificate.

         Transferor: Any Person who is disposing or assigning by Transfer of any Ownership Interest in a Certificate.

         Trust Fund: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, consisting of:

         (i)      the Underlying Certificates;

         (ii)     all distributions thereon after the Closing Date; and

         (iii)    the Certificate Account.

         Trustee: The First National Bank of Chicago, a national banking association, its successor in interest or any successor trustee appointed as herein provided.

         Trustee Fee: With respect to any Distribution Date, the related monthly fee payable to the Trustee as compensation for its activities hereunder, which shall be payable from amounts on deposit in the Trustee Fee Account subject to the limitations set forth in Section 5.05 and which shall be equal to the product of (A) a fraction (but less than 1), the numerator of which is the Available Funds for such Distribution Date and the denominator of which is the Aggregate Underlying Principal Balance immediately prior to the Underlying Remittance Date and (B) the amount on deposit in the Trustee Fee Account.

         Trustee Fee Account: The trust account or accounts, which shall at all times be an Eligible Account or Eligible Accounts, created and maintained by the Trustee pursuant to Section 5.12 and the funds deposited therein which shall be held for the Trustee for the uses and purposes set forth in Section 5.12.


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         Underlying Certificate: Any one of the mortgage securities transferred to the Trustee by the Depositor pursuant to Section 2.01, as from time to time are held as a part of the Trust Fund and as are more fully described in the Underlying Certificate Schedule.

         Underlying Certificate Realized Loss: With respect to any Underlying Remittance Date, any loss to the extent allocated in whole or in part to any Underlying Certificate with respect to such Underlying Remittance Date pursuant to the related Pooling and Servicing Agreement. For purposes of calculations of distributions to Certificateholders on each Distribution Date pursuant to
Section 3.05, calculations of amounts required to be set forth on statements to Certificateholders pursuant to Section 3.06 and allocations of Underlying Certificate Realized Losses pursuant to Section 3.08, the amount of Underlying Certificate Realized Losses (to the extent such calculations relate to any Underlying Certificate with respect to which the Trustee shall not have received the related Underlying Remittance Date Statement prior to the date such calculations are required to be made) shall be calculated by the Trustee from certificate factor information available to it on each related Underlying Remittance Date with respect to the distributions made on the Underlying Certificates on such Underlying Remittance Date.

         Underlying Certificate Schedule: The schedule attached as Exhibit B hereto identifying the Underlying Certificates.

         Underlying Certificateholder: The registered holder of any Underlying Certificate, which following the execution and delivery of this Agreement by the parties hereto, shall be the Trustee for the benefit of the Certificateholders. The Trustee shall be permitted to hold any of the Underlying Certificates in the name of its nominee (which shall not be the Depositor or any affiliate of the Depositor).

         Underlying Depository: The depository named under any of the Pooling and Servicing Agreements to be the registered owner of the related Underlying Certificates, to the extent issued in book-entry form.

         Underlying Event of Default: The occurrence or continuance of any event of default under a Pooling and Servicing Agreement by any party responsible thereunder for servicing or for administration of the underlying trust fund, or for calculations and distributions of amounts payable to Underlying Certificateholders.

         Underlying Principal Balance: With respect to any Underlying Certificate, as of any Underlying Remittance Date (following all distributions and allocations of Underlying Certificate Realized Losses to be made with respect to such Underlying Certificate on such Underlying Remittance Date), and as of any date of determination thereafter until the next succeeding Underlying Remittance Date, the principal balance, if any, of such Underlying Certificate as set forth in, or calculated in accordance with, the terms of the related Pooling and Servicing Agreement on the basis of the Underlying Remittance Date Statement sent to the Trustee.


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         Underlying Remittance Date: With respect to any Underlying Certificate, the date each month on which payments are made to the holders of such Underlying Certificate in accordance with the related Pooling and Servicing Agreement.

         Underlying Remittance Date Statement: With respect to any Underlying Certificate and any Distribution Date, the monthly remittance report forwarded to the Holder of such Underlying Certificate with respect to such Underlying Remittance Date pursuant to the related Pooling and Servicing Agreement.

         Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. For so long as Certificates remain Outstanding Certificates, all Voting Rights shall be allocated among Holders of such Certificates in proportion to their respective Percentage Interests.

         All other capitalized terms used herein, if not otherwise defined herein and unless the context otherwise requires, shall have the respective meanings set forth in the applicable Pooling and Servicing Agreement.

                                   ARTICLE II
               CONVEYANCE OF THE UNDERLYING CERTIFICATES; ORIGINAL
                            ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of the Underlying Certificates.

         The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Underlying Certificates. Such assignment includes, without limitation, all amounts payable to and all rights of the Underlying Certificateholders pursuant to the related Pooling and Servicing Agreement.

         In connection with such transfer and assignment, the Depositor hereby delivers or shall cause to be delivered to, and deposits or shall cause to be deposited with, the Trustee each of the following documents or instruments relating to each Underlying Certificate:

         (i) (a) if the registered owner of such Underlying Certificate is an Underlying Depository, written evidence of the transfer of the Ownership Interest in such Underlying Certificate on the books and records of such Depository to the account of the Trustee or its nominee (which nominee shall not be the Depositor or any affiliate of the Depositor); or, (b) in all other cases a duly issued and authenticated Underlying Certificate endorsed to "The First National Bank of Chicago, as trustee under the Trust Agreement, dated April 30, 1999, relating to DLJ Mortgage Acceptance Corp. Class A-1 Principal Only Certificates, Series 1999-A" or in the name of its nominee (which shall not be the Depositor or any affiliate of the Depositor)


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together with such documents as shall be necessary to cause registration of transfer of such certificate to be made and to obtain a duly issued and authenticated Underlying Certificate in such name;

         (ii)     a copy of the related Pooling and Servicing Agreement; and

         (iii) a copy of the March 1999 Underlying Remittance Date Statement delivered to the related Underlying Certificateholder with respect to such Underlying Certificate.

         The Trustee hereby acknowledges the receipt by it of the Underlying Certificates (including without limitation, (a) with respect to each Underlying Certificate the registered owner of which is an Underlying Depository, the written evidence referred to in clause (i)(a) above of the transfer of the Ownership Interest in such Underlying Certificate on the books and records of such Depository to the account of the Trustee or its nominee, and (b) in all other cases each certificate representing each of the Underlying Certificates) and, except as contemplated below, the other documents and instruments referenced above. The Trustee declares that it holds and will hold such Underlying Certificates and such other documents and instruments, and that it holds and will hold all other assets and documents included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee makes no representation as to the accuracy of the percentage interest represented by any Underlying Certificate, as set forth in the Underlying Certificate Schedule, and the Trustee shall have no obligation to recompute, recalculate or verify any such percentage interest, the foregoing acknowledgment of receipt having been made in respect of initial Underlying Principal Balances of the Underlying Certificates as evidenced by the documents and instruments delivered to the Trustee pursuant to clauses (i), (ii) and (iii) above. If the Depositor is denied access to any such Pooling and Servicing Agreement or Underlying Remittance Date Statement because it is not a holder of any of the mortgage securities related thereto, then the Trustee in its capacity as Underlying Certificateholder of each applicable Underlying Certificate shall, at the Depositor's request and expense, provide such cooperation and assistance as shall reasonably be necessary for the Depositor to obtain a copy of such Pooling and Servicing Agreement or Underlying Remittance Date Statement, as the case may be. Upon the delivery of such copy to the Trustee, the Depositor shall be deemed to have satisfied the delivery requirements set forth in clause (ii) or (iii) above, as the case may be. Notwithstanding the foregoing, the Depositor shall have no obligation to repurchase any Underlying Certificate as to which it is unable for any reason to deliver the related Pooling and Servicing Agreement and the Depositor shall have no liability to any Person if, having used reasonable best efforts as described above, it is unable for any reason to deliver such Pooling and Servicing Agreement or Underlying Remittance Date Statement. In the event the Depositor fails to deliver to the Trustee any item specified in clause (ii) or (iii) above, the Trustee shall not be liable to any Certificateholder or any other Person for the failure of the Trustee to possess such items as part of the Trust Fund.

         The transfer of the Underlying Certificates and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale. Except as provided in Sections 2.03,


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3.02(b) and 6.01 hereof, the Trustee shall not assign, sell, dispose of or transfer any interest in the Underlying Certificates or any other asset constituting the Trust Fund or permit the Underlying Certificates or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any Person claiming by, through or under the Trustee.

         Promptly after the Closing Date, with respect to each Underlying Certificate the registered owner of which is not an Underlying Depository, the Depositor shall cause registration of transfer of such Underlying Certificate to be made in the name of the Trustee and the Trustee shall obtain, in exchange for the documents and instruments specified in Section 2.01(i), a duly issued and authenticated Underlying Certificate registered in the name specified in Section 2.01(i)(b) in respect of such Underlying Certificate. The Depositor shall promptly remit (by wire transfer of immediately available funds), or cause to be so remitted, any distributions or other amounts paid in respect of the Underlying Certificates following the Closing Date and prior to the effectiveness of the registration of the Underlying Certificates in the name of the Trustee or its nominee; provided such payments represent payments on such Underlying Certificates due after the Closing Date.

         It is intended that the conveyance of the Underlying Certificates by the Depositor to the Trustee as provided in this Section be, and be construed as, an absolute sale of the Underlying Certificates by the Depositor to the Trustee for the benefit of the Certificateholders. Furthermore, it is not intended that such conveyance be deemed a pledge of the Underlying Certificates by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Underlying Certificates are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Certificates, then it is intended that,
(a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any applicable jurisdiction; (b) the conveyance provided for in this Section and Section 2.02 shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor's right, title and interest in and to the Underlying Certificates and all amounts payable to the holders of the Underlying Certificates after the Closing Date in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Trustee Fee Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or its agent of Underlying Certificates and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or


                                       11


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acknowledgments, receipts or confirmations from, financial intermediaries, bailees, or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee, at the Depositor's direction and expense, shall to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Underlying Certificates and other assets constituting the Trust Fund described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Section 2.02. Issuance of Certificates Evidencing Interests in the Trust Fund.

         The Trustee acknowledges the assignment to it of the Underlying Certificates and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed and caused to be authenticated and delivered to, or upon the order of, the Depositor, the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

         Section 2.03. Representations, Warranties and Covenants of the Depositor and the Trustee.

         (a) The Depositor hereby represents and warrants to the Trustee for the benefit of Certificateholders, as of the Closing Date, that immediately prior to the assignment of the Underlying Certificates to the Trustee, the Depositor had good and marketable title to, and was the sole owner of, each Underlying Certificate free and clear of any pledge, lien, encumbrance or other security interest and such assignment validly transfers ownership of the Underlying Certificates to the Trustee, free and clear of any pledge, lien, encumbrance or security interest.

         (b) The Trustee hereby represents and warrants to the Depositor and for the benefit of the Certificateholders, as of the Closing Date, that:

         (i) The Trustee is a national banking association, duly organized and validly existing under the laws of the United States of America.

         (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

         (iii) The Trustee has the power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.


                                       12


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


         (iv) Without independent investigation, no litigation is pending or, to the actual knowledge of a Responsible Officer of the Trustee, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

         (v) No Responsible Officer of the Trustee has received actual notice, with respect to the Underlying Certificates and all other assets constituting at any time part of the Trust Fund, of any adverse claim, as such term is defined in Section 8-102(a)(1) of the UCC.

         (c) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the Underlying Certificates to the Trustee and the execution and delivery of this Agreement.

         Upon discovery by either the Depositor or a Responsible Officer of the Trustee of a breach of any representation or warranty set forth in this Section
2.03 which materially and adversely affects the interests of the Certificateholders in any Underlying Certificate, the party discovering such breach shall give prompt written notice setting out the nature of such breach to the other party. In the event of such breach, the Depositor shall have 60 days, from the earlier of the discovery by the Depositor of such breach or the receipt of such written notice, to cure such breach in all material respects. If the Depositor fails to cure such breach, the Depositor shall deposit into the Certificate Account on the next succeeding Distribution Date, if such breach is then continuing, an amount equal to the Fair Market Value of the Underlying Certificate in respect of which there has been such a breach as of the Distribution Date immediately prior to any distribution thereon for such Distribution Date. Upon the deposit of such amount, the Trustee shall, at the Depositor's direction and expense, take such actions and execute such documents and instruments as shall be necessary to reconvey to the Depositor the Ownership Interest in the relevant Underlying Certificate and, in the case of any such Underlying Certificate the registered owner of which is not an Underlying Depository, to enable the Depositor to cause registration of transfer to it of such Underlying Certificate to be made and to obtain a duly issued and authenticated certificate therefor in its or its nominee's name. It is understood and agreed that the obligation of the Depositor to cure a breach or to repurchase an Underlying Certificate as to which such a breach has occurred and is continuing, as provided above, shall constitute the sole remedy available to the Trustee and the Certificateholders in respect of such breach.


                                   ARTICLE III

                 ADMINISTRATION OF THE UNDERLYING CERTIFICATES;
                   PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

         Section 3.01. Administration of the Trust Fund and the Underlying Certificates.


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         If at any time the Trustee, as an Underlying Certificateholder, is requested in such capacity to take any action or to give any consent, approval or waiver, including without limitation, in connection with an amendment of the related Pooling and Servicing Agreement, the Trustee may take such action in such capacity with respect thereto only in accordance with the written directions of Holders of Certificates entitled to at least 51% of the Voting Rights. If an Underlying Event of Default occurs under the related Pooling and Servicing Agreement, the Trustee, in its capacity as an Underlying Certificateholder, may take such action in connection with the enforcement of any rights and remedies available to it in such capacity with respect thereto and only in accordance with the written directions of Holders of Certificates entitled to at least 51% of the Voting Rights. The Trustee shall promptly notify all of the Certificateholders in writing of any such request or any such action.

         Section 3.02.     Collection of Monies.

         (a) In connection with its receipt of any distribution on an Underlying Certificate on any Underlying Remittance Date, the Trustee may conclusively rely on the related Underlying Remittance Date Statement and, absent manifest error, the Trustee shall have no obligation to recompute, recalculate or verify any information in such Underlying Remittance Date Statement. If the Trustee shall not have received a distribution on any Underlying Certificate by the close of business on the date on which such distribution was to be received by the Trustee, the Trustee shall notify the trustee with respect to such Underlying Certificate and, if different from the Trustee, any other party responsible for effectuating distributions under the related Pooling and Servicing Agreement, and (i) if such distribution shall not have been received by the Trustee one Business Day following such notice or (ii) a Responsible Officer of the Trustee shall gain actual knowledge of any Underlying Event of Default under any Pooling and Servicing Agreement, the Trustee shall promptly notify the Certificateholders in writing and the terms of Section 3.01 shall apply.

         (b) Except as otherwise provided in Section 6.01, upon its receipt of a Notice of Final Distribution, unless the Underlying Certificate is a book-entry certificate (in which case the Trustee shall follow such procedures as are customary or otherwise required by the terms of the related Pooling and Servicing Agreement), the Trustee shall present and surrender the Underlying Certificate to which such notice applies for final payment thereon in accordance with the terms and conditions of the related Pooling and Servicing Agreement and such Notice of Final Distribution. The Trustee shall, upon receipt, promptly deposit in the Certificate Account the final distribution received upon presentation and surrender of any Underlying Certificate.

         Section 3.03. Establishment of Certificate Account; Deposits in Certificate Account.

         (a) The Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more accounts (collectively, the "Certificate Account"), each of which shall be an Eligible Account, entitled "The First National Bank of Chicago, in trust for the registered holders of DLJ Mortgage Acceptance Corp. Class A-1 Principal Only Certificates, Series 1999-A" held in trust


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


by the Trustee for the benefit of the Certificateholders. The Trustee shall cause the following payments and collections in respect of the Underlying Certificates to be deposited directly into the Certificate Account:

         (i) all distributions received on the Underlying Certificates subsequent to the Closing Date;

         (ii) any amounts received in connection with the sale of the Underlying Certificates pursuant to Section 6.01; and

         (iii) any other amounts specifically required to be deposited in the Certificate Account hereunder.

         The foregoing requirements for deposit in the Certificate Account shall be exclusive.

         (b) The Trustee may direct, but shall have no obligation to direct, any institution maintaining the Certificate Account to invest the funds deposited therein (or, at the direction of the Trustee, the funds may remain uninvested) by the Trustee in Permitted Investments which shall mature not later than the Business Day immediately preceding the next Distribution Date (provided that, if any Permitted Investment constitutes an obligation of the Trustee or a fund administered by the Trustee, such Permitted Investment may mature on the next Distribution Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee or its nominee, in trust for the Certificateholders and the Trustee. All income and gain received from any such investment shall be deposited in the Certificate Account, and may only be withdrawn and applied for the purposes set forth in
Section 3.04 below. The Trustee, in its individual capacity, shall deposit in the Trustee Certificate Account the amount of any loss incurred in respect of such Permitted Investments immediately upon the realization of such loss.

         Section 3.04.     Permitted Withdrawals From the Certificate Account.

         The Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

         (i) to make payments in the amounts and in the manner provided for in
Section 3.05;

         (ii) to reimburse the Depositor or the Trustee for expenses incurred by and reimbursable to the Depositor or the Trustee pursuant to Section 5.05 or
Section 7.03 (except as otherwise provided in such sections) or which are otherwise specifically reimbursable from the Certificate Account or specifically an expense of the Trust Fund hereunder;

         (iii) to pay itself on each Distribution Date any investment income on amounts deposited by the Trustee in the Certificate Account; and


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


         (iv) to clear and terminate the Certificate Account upon the termination of this Agreement.

         On each Distribution Date, the Trustee shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in this Section 3.04 and in Section 3.05.

         Section 3.05.     Payments.

         (a) On each Distribution Date, the Trustee shall withdraw from the Certificate Account all Available Funds and the Trustee, or the Paying Agent appointed by the Trustee, shall pay such Available Funds to the Holders of the Certificates. Distributions on the Certificates shall be made solely from Available Funds.

         (b) All payments made with respect to the Certificates on any Distribution Date shall be allocated pro rata among the Outstanding Certificates based upon their respective Percentage Interests. Payments to the Certificateholders on each Distribution Date will be made to the Certificateholders of record in the Certificate Register on the related Record Date. Payments to any Certificateholder on any Distribution Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee or the Paying Agent in writing at least five Business Days prior to the related Record Date (which notification shall need to be made only once) and if such Certificateholder is the registered owner of Certificates with an aggregate Percentage Interest equivalent to an initial Certificate Principal Balance of not less than $2,500,000. Otherwise payments to any Certificateholder on any Distribution Date shall be made by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

         (c) Except as otherwise provided in Section 6.01, whenever the Trustee expects that the final payment with respect to the Certificates will be made on the next Distribution Date, no later than three Business Days after receipt by the Trustee of notice of the final distribution on the last of the Underlying Certificates remaining outstanding, the Trustee shall mail to each Holder on such date of the Certificates a notice to the effect that the Trustee expects that the final payment with respect to the Certificates will be made on such Distribution Date the ("Final Distribution Date") but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified.

         Upon presentation and surrender of the Certificates by the Certificateholders on the Termination Date, the Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Final Distribution Date pursuant to Section 3.05(a). Any funds not


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


distributed on such Final Distribution Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders. If any Certificates as to which notice has been given pursuant to this Section 3.05(c) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final payment with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all amounts distributable to the Holders thereof and the Depositor shall thereafter segregate and hold such amounts uninvested for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificates for final payment thereof in accordance with this Section 3.05(c). Notwithstanding the foregoing, if the escheat or unclaimed property laws of any applicable jurisdiction provide for different procedures with respect to such unclaimed amounts, the Trustee shall abide by such different procedures to the extent necessary to comply with such laws.

         Section 3.06.     Statements to Certificateholders.

         Within three (3) Business Days after each Distribution Date, the Trustee shall prepare, and shall forward by mail, a statement to each Certificateholder and to the Depositor stating:

                  (i)      the Available Funds for such Distribution Date;

                  (ii) with respect to such Distribution Date, the aggregate amount of principal paid to the Holders of the Certificates on such Distribution Date;

                  (iii) the aggregate Certificate Principal Balance of the Certificates after giving effect to payments of principal and allocations of the principal portions of Underlying Certificate Realized Losses in respect of the Certificates on such Distribution Date;

                  (iv) the respective Underlying Principal Balances of the Underlying Certificates as of the Underlying Remittance Date immediately preceding such Distribution Date, after giving effect to the distributions and the allocations of Underlying Certificate Realized Losses made in respect thereof on such Underlying Remittance Date based solely on information contained in the Underlying Remittance Date Statements or otherwise provided to the Trustee in its capacity as Underlying Certificateholder;


                                       17


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


                  (v) the aggregate amount of any Underlying Certificate Realized Losses allocated to the Certificates on such Distribution Date and any related reductions in the aggregate Certificate Principal Balance thereof for such Distribution Date;

                  (vi) the amount of the Trustee Fees received by the Trustee for such Distribution Date and the amounts of any previously unpaid Trustee Fees received by the Trustee subsequent to the preceding Distribution Date; and

                  (vii) the aggregate of the amounts on deposit in the Trustee Fee Account after giving effect to deposits therein and withdrawals therefrom with respect to such Distribution Date.

         In the case of the information furnished pursuant to clause (ii) above, the amounts shall also be expressed as a dollar amount per Single Certificate. For purposes of clause (ii) above and for all other purposes in this Agreement, the aggregate amount of principal paid to the Holders of the Certificates shall be deemed to be equal to amounts received in respect of principal on the Underlying Certificates, as reduced by any permitted reimbursements made from the Certificate Account to the extent allocated under Section 3.04 to amounts therein received in respect of principal on the Underlying Certificates.

         In addition, the Trustee promptly will furnish to Certificateholders and the Depositor copies of any notices, statements, reports or other communications (other than the Underlying Remittance Date Statements for each Underlying Remittance Date) received by the Trustee as the Underlying Certificateholder. Upon written request of any Certificateholder, the Trustee will furnish to such Certificateholder, at such Certificateholder's expense, copies of any Underlying Remittance Date Statements requested by such Certificateholder, to the extent such Underlying Remittance Date Statements have been received by the Trustee.

         On or before March 31 of each calendar year, beginning with calendar year 2000, the Trustee shall prepare, or cause to be prepared, and deliver, or cause to be delivered, by first class mail to each Person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clause (ii) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

         Section 3.07.     Access to Certain Documentation and Information.

         The Trustee shall provide to the Certificateholders access to the Underlying Certificates (or, in the case of Underlying Certificates in book-entry form, the related records) and all reports, documents and records maintained by the Trustee in respect of its duties hereunder, such access


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being afforded without charge but only upon reasonable written request and during normal business hours at offices designated by the Trustee.

         Section 3.08.     Allocation of Underlying Certificate Realized Losses.

         Prior to each Distribution Date, the Trustee shall determine the total amount of Underlying Certificate Realized Losses, if any, that were allocated to any Underlying Certificate as of the immediately preceding Underlying Remittance Date, as evidenced by the related Underlying Remittance Date Statement. All Underlying Certificate Realized Losses shall be allocated on a pro rata basis among the Certificates then outstanding based on their respective Percentage Interests. Any allocation of the principal portion of Underlying Certificate Realized Losses to any Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated (which allocation shall be deemed to have occurred at the close of business on such Distribution Date).

                                   ARTICLE IV

                                THE CERTIFICATES

         Section 4.01.     The Certificates.

         (a) The Certificates will be substantially in the form annexed hereto as Exhibit A. The Certificates will be issuable in Percentage Interests equivalent to initial Certificate Principal Balances of not less than $1,000 and integral multiples of $1 in excess thereof, except that one Certificate may be issued in an amount evidencing the sum of an otherwise authorized denomination thereof and the remainder of the aggregate initial Certificate Principal Balance of the Certificates, or in the amount of such remainder.

         The Certificates shall, on original issue, be executed and authenticated by the Trustee, not in its individual capacity but solely as Trustee. The Certificates shall be executed by manual signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer of the Trustee. Certificates bearing the manual signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.


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         (b) The Depository, the Depositor and the Trustee have entered into a
Depository Agreement dated as of [April 30], 1999 (the "Depository Agreement"). Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Book-Entry Certificates may not be transferred as provided in Section 4.02 except to a successor to the Depository;
(ii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository, Depository Participants and Indirect Participants as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of such Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to Indirect Participants and persons shown on the books of such Indirect Participants as direct or indirect Certificate Owners. The Depository Agreement provides that the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book- Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (c) If (i)(A) the Depository advises the Depositor or the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Trustee or the Depositor are unable after exercise of their reasonable best efforts to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository for registration and receipt by the Trustee, of an adequate supply of certificates from the Depositor, the Trustee shall issue the Definitive Certificates based on information received from the Depository. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

         Section 4.02. Registration of Transfer and Exchange of Certificates.

         (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of this Section 4.02 a certificate register (the


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


"Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed certificate registrar (the "Certificate Registrar") for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar (if not the Trustee) shall provide the Trustee with a certified list of Certificateholders as of each Record Date prior to the Distribution Date. Upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate Percentage Interest. In addition, the Trustee shall notify the Depositor of every proposed transfer or exchange of the Certificates.

         (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (c) No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (d) All Certificates surrendered for transfer and exchange shall be canceled and retained or destroyed by the Trustee in accordance with the Trustee's standard procedures.

         Section 4.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete


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


and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 4.04.     Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Trustee, the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving payments pursuant to Section 3.05 and for all other purposes whatsoever, and neither the Depositor, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in this
Article IV.

         Section 4.05.     Appointment of Paying Agent.

         The Trustee initially shall be the Paying Agent. The Trustee may appoint a Paying Agent for the purpose of making payments to Certificateholders pursuant to Section 3.05. In the event of any such appointment, on or prior to each Distribution Date the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 3.05, such sum to be held in trust by the Paying Agent on behalf of the Trustee for the benefit of Certificateholders.

         The Trustee shall cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent. Such instrument shall provide that the Trustee shall have the right to terminate the Paying Agent at any time without cause.

                                    ARTICLE V

                                   THE TRUSTEE

         Section 5.01.     Duties of Trustee.

         (a) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement and, if they do not, shall request the Person delivering such documents to correct them. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of


                                       22


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this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents or a satisfactory explanation regarding any such nonconformities.
The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 3.02, 3.06, 5.14, 5.15 and 6.01. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a grantor trust under subpart E, Part I of subchapter J of the Code and not as an association taxable as a corporation, as a taxable mortgage pool, or as a partnership and to prevent the imposition of any federal, state or local income or other tax on the Trust Fund, to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, opinions or other documents (including, but not limited to, all Underlying Remittance Date Statements) reasonably believed by the Trustee to be genuine and to have been furnished by the proper party to the Trustee and which on their face, do not contradict the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                  (iv) No provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.


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         Section 5.02.     Certain Matters Affecting the Trustee.

         Except as otherwise provided in Section 5.01:

                  (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel of its selection and the advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with the advice or such Opinion of Counsel;

                  (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (iv) The Trustee shall not (i) be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or (ii) answerable or accountable under any circumstance except for its own willful misfeasance, bad faith or negligence in the performance of, or by reason of its reckless disregard of, its obligations and duties under this Agreement; and

                  (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care hereunder.

         Section 5.03. Trustee Not Liable for Certificates or Underlying Certificates.

         The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Underlying Certificates) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by the Certificate Registrar) or of the Underlying Certificates or of any related


                                       24


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document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates.

         Section 5.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, subject to the restrictions set forth in the definition of Certificateholder herein.

         Section 5.05.     Trustee's Fees; Indemnification.

         The Trustee shall, subject to the terms hereof, be entitled to the Trustee Fee for each Distribution Date as compensation for all services rendered by the Trustee and any co-trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee. The Trustee Fee for each Distribution Date shall be paid from amounts on deposit in the Trustee Fee Account. Such compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any claim, loss, liability or expense incurred in connection with any claim or legal action or any pending or threatened claim or legal action relating to this Agreement or the Certificates, or any claim or legal action or any pending or threatened claim or legal action relating to the performance of the Trustee's duties hereunder, other than any claim, loss, liability or expense
(i) that constitutes a liability of the Trustee under Section 3.03(b) of this Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties under this Agreement or as a result of the reckless disregard of the Trustee's obligations and duties under this Agreement. The provisions of this Section 5.05 shall survive the resignation or removal of the trustee and termination of this Agreement.

         Section 5.06.     Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or a national banking association having its Corporate Trust Office in the City of New York or in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 5.07.


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         Section 5.07.     Resignation and Removal of the Trustee.

         (a) The Trustee may upon 30 days' notice resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

         (c) The Holders of Certificates entitled to at least 66 2/3% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 5.08 or on such date as is determined by any court petitioned pursuant to Section 5.07(a).

         Section 5.08.     Successor Trustee.

         (a) Any successor trustee appointed as provided in Section 5.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Underlying Certificates and related documents and statements held by it hereunder, and the Depositor, the Trustee and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.


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         (b) No successor trustee shall accept appointment as provided in this
Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.06.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

         Section 5.09.     Merger or Consolidation of Trustee.

         Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporation trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 5.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

         Section 5.10.     Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 5.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.08 hereof.

         (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or a successor to the Trustee hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts,


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in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e) No co-trustee or separate trustee hereunder shall be liable by reason of any omission of the Trustee, or any other such trustee hereunder and the Trustee shall not be liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder.

         Section 5.11.     Appointment of Office or Agency.

         The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at the Corporate Trust Office for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 9.05 hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

         Section 5.12.     Trustee Fee Account.

         (a) The Trustee, for the benefit of the Certificateholders and itself, shall establish and maintain one or more accounts (collectively, the "Trustee Fee Account"), each of which shall be an Eligible Account, entitled "The First National Bank of Chicago, in trust for the registered holders of DLJ Mortgage Acceptance Corp. Class A-1 Principal Only Certificates, Series 1999-A, and for The First National Bank of Chicago, as Trustee" held in trust by the Trustee for the benefit of the Certificateholders and itself. The Trustee Fee Account shall not be considered part of the Trust Fund. The Depositor shall cause the sum of $84,000.00 to be deposited in the Trustee Fee Account on the Closing Date:


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         (b) The Trustee may from time to time withdraw funds from the Trustee
Fee Account for the following purposes:

                  (i) to pay itself on any Distribution Date any Trustee Fee for such Distribution Date; and

                  (ii) to pay itself upon the termination of the Trust Fund any amounts remaining on deposit therein.

         (c) The Trustee may direct, but shall have no obligation to direct, any institution maintaining the Trustee Fee Account (including itself) to invest the funds (or the Trustee may direct that the funds remain uninvested) deposited therein by the Trustee in Permitted Investments which shall mature not later than the Business Day immediately preceding the next Distribution Date (except that, any investment in the institution with which the Trustee Fee Account is maintained may mature on such Distribution Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee or its nominee, in trust for the Certificateholders and the Trustee. All income and gain received from any such investment shall be deposited in the Trustee Fee Account, and may only be withdrawn and applied for the purposes set forth in Section 5.12(b) above. The Trustee, in its individual capacity, shall deposit in the Trustee Fee Account the amount of any loss incurred in respect of such Permitted Investments immediately upon realization of such loss.

         Section 5.13.     Compliance with Withholding Requirements.

         Notwithstanding any other provisions of this Agreement, the Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders. The consent of Certificateholders shall not be required for any such withholding. In the event the Trustee withholds any amount from any Certificateholder pursuant to federal withholdings requirements, the Trustee shall indicate to such Certificateholder the amount so withheld.

         Section 5.14.     Grantor Trust Reporting.

         The Trustee shall furnish or cause to be furnished to Holders of Certificates and shall file or cause to be filed with the Internal Revenue Service, together with Form 1041 or such other form as may be applicable, such information with respect to the income and deductions of the Trust Fund at the time or times and in the manner required by the Code, including such other customary factual information as is available to the Trustee to enable Certificateholders to prepare their tax returns, including information required with respect to computing the accrual of original issue and market discount; provided, that the Trustee shall not be required to recompute any such information received with respect to the Underlying Certificates, but shall be deemed to satisfy its obligation under this Section 5.14 by furnishing to each Holder its pro rata share of the information so received.


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         Section 5.15.     1934 Act Reports.

         (a) The Trustee shall, on behalf of the Trust, make all filings ("Periodic Reports") required to be made by the Depositor or the Trust with respect to the Certificates pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

         (b) Within 30 days after the beginning of the first fiscal year during which the Trust's obligation to file Periodic Reports pursuant to the Exchange Act shall have been suspended, the Depositor may prepare, or cause to be prepared, a notice on Commission Form 15 ("Form 15") and is hereby authorized to and shall execute such Form 15 on the Trust's behalf; provided, however, that the Depositor shall be under no obligation to prepare such notice if the number of Certificateholders exceeds 300. The Depositor shall file any notice on Form 15 with the Commission in accordance with the provisions of Rule 15d-6 under the Exchange Act.

                                   ARTICLE VI

                                   TERMINATION

         Section 6.01.     Termination.

         (a) Subject to Section 6.02, the respective obligations and responsibilities of the Depositor and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earliest to occur of (i) the optional purchase by the Trustee (which purchase shall be made on a Distribution Date) of all of the Underlying Certificates and other assets remaining in the Trust Fund at the Termination Price, (ii) the optional termination of the Trust Fund by the Trustee and the distribution of the assets thereof in kind to the Certificateholders, and (iii) the last action required to be taken by the Trustee on the Termination Date pursuant to this Article VI following receipt of the final distribution to be made on the last remaining Underlying Certificate in the Trust Fund upon presentation and surrender of such Underlying Certificate in accordance with the terms and conditions of the related Pooling and Servicing Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

         The right of the Trustee to purchase all of the Underlying Certificates pursuant to clause (i) above shall be conditioned upon the aggregate of the Underlying Principal Balances of such Underlying Certificates at the time of any such repurchase being less than 5% of the aggregate of the Underlying Principal Balances of the Underlying Certificates at the Closing Date.


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         The "Termination Price" shall be equal to the greater of (x) 100% of the aggregate Certificate Principal Balance of the Certificates and (y) the Fair Market Value of such Underlying Certificates.

         In addition to the foregoing, if at any time the condition in clause
(B) above is applicable, in lieu of purchasing the Underlying Certificates and other assets of the Trust Fund, the Trustee at its option may terminate the Trust Fund and distribute such assets in kind to the Certificateholders on a pro rata basis pursuant to clause (ii) above subject to the following conditions upon 15 days prior written notice to each Certificateholder. In connection with such termination and distribution, either (a) the Trustee shall cause to be delivered to or registered in the name of each Certificateholder a separately registered percentage interest (or other applicable form of denomination) in each of the then outstanding Underlying Certificates, in each case allocated among the Certificateholders on the basis of the Percentage Interests evidenced by their respective Certificates, or (b) the manner of allocation of the Underlying Certificates among the Certificateholders shall be approved in writing by all Certificateholders. Any such distribution in kind to any Certificateholder shall only be made upon surrender of such holder's Certificate to the Trustee for cancellation.

         The Trustee shall have no obligation to exercise its right to purchase the Underlying Certificates as provided in clause (i) of the first paragraph of this Section or to exercise its right to effect early termination of the Trust Fund as provided in clause (ii) of the first paragraph of this Section and shall have no liability to the Certificateholders as a result of any exercise of such right or any failure to exercise either such right.

         (b) The Trustee shall give notice (a "Notice of Termination") as soon as practicable of the Distribution Date on which the Trustee anticipates that the final payment will be made to the Certificateholders. Notice of any termination of the Trust Fund pursuant to this Section 6.01 shall be mailed by the Trustee to affected Certificateholders at their addresses shown in the Certificate Register as soon as practicable after the Trustee shall have issued a Notice of Termination but in any event, not more than thirty days prior to the Anticipated Termination Date. The notice mailed by the Trustee to affected Certificateholders shall:

                  (i) specify the Anticipated Termination Date on which the final payment is anticipated to be made to Holders of Certificates of the Classes specified therein;

                  (ii) specify the amount of any such final payment, if known;
and

                  (iii) state that the final payment to Certificateholders will be made only upon presentation and surrender of Certificates at the office of the Trustee therein specified.

         If the Trust Fund is not terminated on the Anticipated Termination Date for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.


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         (c) Upon presentation and surrender of the Certificates by the
Certificateholders on the Termination Date, the Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Distribution Date pursuant to Section 3.05(a). Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to this Section 6.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final payment with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all amounts distributable to the Holders thereof and the Depositor shall thereafter segregate and hold such amounts uninvested for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 6.01. Notwithstanding the foregoing, if the escheat or unclaimed property laws of any applicable jurisdiction provide for different procedures with respect to such unclaimed amounts, the Trustee shall abide by such different procedures to the extent necessary to comply with such laws.

                                   ARTICLE VII

                                  THE DEPOSITOR

         Section 7.01.     Liability of the Depositor.

         The Depositor shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor herein.

         Section 7.02.     Merger, Consolidation or Conversion of the Depositor.

         Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation or association under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Certificates and to perform its duties under this Agreement.

         The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or


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consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.03.     Limitation on Liability of the Depositor.

         Neither the Depositor, nor any of the directors, officers, employees or agents of the Depositor, shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment. The Depositor, and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, and provided that such action has been consented to by the Holders of Certificates entitled to at least 51% of the Voting Rights, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.04.

                                  ARTICLE VIII

                             [intentionally omitted]

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

         Section 9.01.     Amendment.

         (a) This Agreement may be amended from time to time by the Depositor and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) to amend this Agreement in any respect subject to the provisions below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements


                                       33


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


imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment).

         (b) This Agreement may also be amended from time to time by the Depositor, and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall:

                  (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate;

                  (ii) adversely affect in any material respect the interest of the Holders of Certificates in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates evidencing Percentage Interests aggregating not less than 66%; or

                  (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates then outstanding.

         (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that (i) such amendment or the exercise of any power granted to the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to be classified as a grantor trust under subpart E, Part I of subchapter J of the Code and (ii) that such amendment is authorized or permitted by the terms of this Agreement.

         (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe. The cost of an Opinion of Counsel delivered pursuant to this Section 9.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.


                                       34


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


         (e) The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         Section 9.02.     Counterparts.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 9.03.     Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of a default by the Depositor or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 33% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as the Trustee may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.


                                       35


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


         Section 9.04.     Governing Law.

         This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 9.05.     Notices.

         All demands and notices hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Depositor, DLJ Mortgage Acceptance Corp., 277 Park Avenue, New York, New York 10172, Attention: Shannon Smith, Senior Vice President, or such other address as may hereafter be furnished to the Trustee in writing by the Depositor, (b) in the case of the Trustee, The First National Bank of Chicago, One First National Plaza, Chicago, Illinois 60670-0126, Attention: Global Corporate Trust Services, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee, and (c) in the case of the Rating Agency, Fitch IBCA, Inc., c/o Fitch Information Services, Inc., 1201 E. 7th Street, Powell, Wyoming 82435, or such other address as may hereafter be furnished to the Depositor and the Trustee in writing by the Rating Agency. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 9.06.     Notices to Rating Agency.

         The Trustee shall notify the Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clauses (a), (b), (d), (e) or (f) below or provide a copy to the Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of the statements described in clause (c) below:

         (a)      a material change or amendment to this Agreement;

         (b) the resignation or removal of the Trustee or the appointment of a successor Trustee or a change in the majority ownership of the Trustee;

         (c) the statement required to be delivered to the Holders of the Certificates pursuant to Section 3.06;

         (d) a change in the location of the Certificate Account or the Trustee Fee Account;

         (e)      the occurrence of the Final Distribution Date; and

         (f)      the repurchase of any Underlying Certificate.


                                       36


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


         Section 9.07.     Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 9.08.     Successors and Assigns.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

         Section 9.09.     Article and Section Headings.

         The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                            [SIGNATURE PAGE FOLLOWS]


                                       37


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


         IN WITNESS WHEREOF, the Depositor, and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, if required, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                  DLJ MORTGAGE ACCEPTANCE CORP.,
                                  as Depositor


                                  By:__________________________________________
                                  Name:
                                  Title:


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Trustee


                                  By:__________________________________________
                                  Name:
                                  Title:


                                       38


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


                                    EXHIBIT A

                               FORM OF CERTIFICATE

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN DLJ MORTGAGE ACCEPTANCE CORP. ("DLJMAC") OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE UNDERLYING CERTIFICATES, NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY DLJMAC, THE TRUSTEE OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE WILL NOT BE ENTITLED TO PAYMENT OF INTEREST.


Series 1999-A                                      Initial Certificate Principal
                                                   Balance:  $13,128,498

Percentage Interest:  100.00%

Date of Trust Agreement and Closing Date:          Trustee:  The First National Bank of Chicago
April 30, 1999

Depositor: DLJ Mortgage Acceptance Corp.           First Distribution Date:  May 28, 1999

No. 1                                              CUSIP: 23321P 3W6


                                   CERTIFICATE

         evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of mortgage securities sold by

                          DLJ MORTGAGE ACCEPTANCE CORP.

         This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in the Depositor, the Trustee or any of their respective affiliates. This Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Trustee or any of their respective affiliates.

         Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Trustee for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest evidenced by all of the Certificates in the Trust Fund, which consists primarily of mortgage securities (the "Underlying Certificates") sold by the Depositor specified above (which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Trust Agreement dated the date specified above (the "Agreement") between the Depositor, as depositor, and the Trustee specified above, as trustee, a summary of certain of the pertinent provisions of which is set forth below. To the extent not defined herein, the capitalized terms used herein have the meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, the Trustee will pay or cause to be paid on the third Business Day following the latest Underlying Remittance Date of each calendar month (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a business day, the business day immediately preceding such last day) of the month next preceding the month of the related Distribution Date (the "Record Date"), from the Available Funds an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be paid to the Holders of all of the Certificates on such Distribution Date. Reference is hereby made to the further provisions of this Certificate and the Agreement specified herein, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

         All payments will be made or caused to be made by the Trustee either
(i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or (ii) at the request of the Person entitled thereto, if such Person shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date (which notification shall need to be made only once) and such Certificateholder is the registered holder of Certificates the aggregate Percentage Interest of which is equivalent to an aggregate initial Certificate Principal Balance of not less than $2,500,000, in immediately available funds by wire transfer to the account of such Person at a bank or other entity having appropriate facilities therefor. Notwithstanding the above, the final payment on this Certificate will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Certificate at the office of the Trustee. The Certificate Principal Balance hereof will be reduced to the extent of payments allocable to principal and the principal portions of any losses allocable hereto.

         This Certificate is one of a duly authorized issue of certificates designated as Certificates of the series specified above (herein collectively called the "Certificates"). The Certificates are limited in right of payment to certain distributions in respect of the Underlying Certificates, all as more specifically set forth herein and in the Agreement.

         As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Trustee from time to time for purposes other than payments to Certificateholders, such purposes including reimbursement to the Depositor and the Trustee of certain expenses incurred by each of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of the Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange here for or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following receipt of the final distribution to be made on the last remaining Underlying Certificate in the Trust Fund. The Agreement permits, but does not require, the Trustee to purchase all of the Underlying Certificates from the Trust Fund at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Underlying Principal Balance of the Underlying Certificates at the time of purchase being less than 5% of the aggregate Underlying Principal Balance of the Underlying Certificates at the Closing Date.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The recitals contained herein shall be taken as statements of the Depositor or the Trustee, as the case may be.

         IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.

Dated:                                      THE FIRST NATIONAL BANK OF
                                             CHICAGO
                                            as Trustee


                                            By:_______________________________
                                               Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                            THE FIRST NATIONAL BANK OF
                                             CHICAGO
                                            as Trustee


                                            By:_______________________________
                                               Authorized Officer

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
Social Security or other identifying number of assignee:

(Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Certificate and hereby authorizes the registration of transfer of such interest to the above-named assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like denomination to the above named assignee and deliver such Certificate(s) to the following address: ______________________________________
_______________________________________________________________________________
_______________________________________________________________________________

Dated:

                                    ________________________________________
                                    Signature by or on behalf of assignor


                                    ________________________________________
                                    Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company on the continental United States or by a firm or corporation having membership in any national securities exchange or in the National Association of Securities Dealers, Inc.

                              PAYMENT INSTRUCTIONS

         The assignee should include the following for purposes of payment:

         Payments shall be made, by wire transfer or otherwise, in immediately available funds to _____________________ for the account of __________________
account number __________, or, if mailed by check, to _________________. Applicable statements should be mailed to ____________________. This information is provided by ___________________________, the assignee named above, or ____________________________________________, as its agent.

                                    EXHIBIT B

                         UNDERLYING CERTIFICATE SCHEDULE



1. ABN AMRO Mortgage Corporation., Multi-Class Mortgage Pass-Through Certificates, Series 1998-1, Class IIA-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $333,045 and issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1998 among ABN AMRO Mortgage Corporation, as Depositor, LaSalle Home Mortgage Corporation, as Servicer, and Chase Bank of Texas, N.A., as Trustee;

2. ABN AMRO Mortgage Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 1998-2, Class IIA-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $352,210 and issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1998 among ABN AMRO Mortgage Corporation., as Depositor, LaSalle Home Mortgage Corporation, as Servicer and Chase Bank of Texas, National Association, as Trustee;

3. BA Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1998-1, Class II-PO, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $350,133 and issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1998 among BA Mortgage Securities, Inc., as Depositor, Bank of America, FSB as Master Servicer and Bankers Trust Company of California, N.A., as Trustee;

4. BA Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1998-2, Class II-PO, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $148,157 and issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 1998 among BA Mortgage Securities, Inc., as Depositor, Bank of America, FSB as Master Servicer and Bankers Trust Company of California, N.A., as Trustee;

5. CWMBS, Inc., Mortgage Pass-Through Certificates, Series 1993-D, Class PO, evidencing a Percentage Interest of 5.0746784677% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $289,240 and issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1993 among CWMBS, Inc., as Depositor, Countrywide Mortgage Conduit, Inc., as Seller and Master Servicer and The Bank of New York, as Trustee;

6. FBS Mortgage Corporation, Mortgage Pass-Through Certificates, Series 1993-C, Class A-11, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $3,312,230 and issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1993 among FBS Mortgage Corporation, as Seller and Master Servicer, First Trust National Association, as Custodian and Firstar Bank Milwaukee, N.A. as Trustee;

7. GE Capital Mortgage Services, Inc., REMIC Multi-Class Pass-Through Certificates, Series 1996-17, Class 2-PO, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $189,411 and issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1996 among GE Capital Mortgage Services, Inc., as Seller and Servicer and State Street Bank and Trust Company, as Trustee;

8. HomeSide Mortgage Securities, Inc., Multi-Class Mortgage Pass-Through Certificates, Series 1998-2, Class IIA-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $112,962 and issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 1998 among HomeSide Mortgage Securities Corporation, as Depositor, HomeSide Lending, Inc., as Servicer and Norwest Bank Minnesota, National Association, as Trustee;

9. Nationsbanc Montgomery Funding Corp. Mortgage Pass-Through Certificates, Series 1998-5, Class A-PO, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $215,029 and issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1999 among Nationsbanc Montgomery Funding Corp., as Depositor, Nationsbanc Mortgage Corporation and Bank of America FSB, as Servicers, and Norwest Bank Minnesota, National Association, as Trustee;

10. Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1997-1, Class A-PO, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $1,873,162 and issued pursuant to a Pooling and Servicing Agreement, dated as of January 23, 1997 among Norwest Asset Securities Corporation, First Union National Bank of North Carolina, as Trust Administrator, Norwest Bank, as Master Servicer and Firstar Trust Company, as Trustee;

11. Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1997-5, Class A-PO, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $1,021,549 and issued pursuant to a Pooling and Servicing Agreement, dated as of March 20, 1997 among Norwest Asset Securities Corporation, First Union National Bank of North Carolina, as Trust Administrator, Norwest Bank, as Master Servicer and Firstar Trust Company, as Trustee;

12. Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1997-9, Class A-PO, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $805,766 and issued pursuant to a Pooling and Servicing Agreement, dated as of June 18, 1997 among Norwest Asset Securities Corporation, First Union National Bank of North Carolina, as Trustee and Norwest Bank, as Master Servicer;

13. The Prudential Home Mortgage Securities Company, Inc., Mortgage Pass-Through Certificates, Series 1994-24, Class A-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $719,033 and issued pursuant to a Pooling and Servicing Agreement, dated as of March 9, 1994 among The Prudential Home Mortgage Securities Company, Inc., as Seller, Prudential Home Mortgage Company, as Servicer and First Trust National Association, as Trustee;

14. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1996-4, Class I-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $336,248 and issued pursuant to a Pooling and Servicing

         Agreement, dated as of December 1, 1996 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and First Bank National Association, as Trustee;

15. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1997-3, Class I-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $129,474 and issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1997 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and First Bank National Association, as Trustee;

16. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1997-4, Class I-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $595,842 and issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1997 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and First Bank National Association, as Trustee;

17. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1997-8, Class III-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $201,782 and issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1997 among PNC Mortgage Securities Corp., as Depositor, Master Servicer and Certificate Administrator, IndyMac as Master Servicer and U.S. Bank National Association, as Trustee;

18. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-1, Class IV-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $87,050 and issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 1998 among PNC Mortgage Securities Corp., as Depositor, Certificate Administrator and Master Servicer, IndyMac as Master Servicer and U.S. Bank National Association, as Trustee;

19. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-2, Class III-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $337,992 and issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 1998 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and U.S. Bank National Association, as Trustee;

20. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-3, Class I-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $228,761 and issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1998 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and U.S. Bank National Association, as Trustee;

21. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-4, Class IV-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $363,980 and issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1998 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and U.S. Bank National Association, as Trustee;

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


22. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-5, Class III-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $1,250,051 and issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1998 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and U.S. Bank National Association, as Trustee;

23. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-6, Class III-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $70,472 and issued pursuant to a Pooling and Servicing Agreement, dated as of July 1, 1998 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and U.S. Bank National Association, as Trustee;

24. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-8, Class III-P and Class IV-P, evidencing a Percentage Interest of 100.00% in each such mortgage pass-through certificates, having an initial Underlying Principal Balance of $364,243 and $3775, respectively, and issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 1998 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

25. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-9, Class II-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $774,341 and issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 1998 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

26. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-10, Class III-P and Class IV-P, each evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $450,142 and $293,172, respectively and issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1998 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

27. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-11, Class II-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $37,264 and issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1998 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

28. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-12, Class III-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $513,104 and issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1998 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

29. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-14, Class II-P and Class V-P, each evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $380,782 and $25,482, respectively and issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 among PNC

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


         Mortgage Securities Corp., as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee;

30. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1999-1, Class II-P, evidencing a Percentage Interest of 100.00% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $638,866 and issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 1999 among PNC Mortgage Securities Corp., as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee; and

31. Residential Asset Securitization Trust 1996-A10 Mortgage Pass-Through Certificates, Series 1996- N, Class PO, evidencing a Percentage Interest of 37.2819568029% in such mortgage pass-through certificates, having an initial Underlying Principal Balance of $1,913,325 and issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1999 among CWMBS, Inc. as Depositor, Independent National Mortgage Corporation, as Seller and Master Servicer, and The Bank of New York, as the Trustee.